Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 7—Income Taxes

Opexa uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes.

At December 31, 2016 and 2015 Opexa had approximately $74 million and approximately $70 million of unused net operating losses (NOLs), respectively, available for carry forward to future years. For tax purposes, Opexa elects to capitalize research and development expenses and amortize them over a 10-year period. The unused NOLs begin to expire at December 31, 2024. At December 31, 2016 and 2015, capitalized R&D amounted to $41.2 million and $35.3 million, respectively.

At December 31, 2016 and 2015, Opexa had a deferred tax asset which is covered by a full valuation allowance due to uncertainty of Opexa’s ability to generate future taxable income necessary to realize the related deferred tax asset consisting of:

Deferred tax asset resulting from:	December 31, 2016	December 31, 2015
Net operating loss	$25,050,750	$24,806,175
Research and development tax credits	2,896,079	2,593,792
Capitalized research and development costs	13,568,440	11,900,122

Subtotal	41,515,269	39,300,089
Less valuation allowance	(41,515,269)	(39,300,089)

Net deferred tax asset	$—	$—

Opexa’s ability to utilize the NOLs is subject to the rules of Section 382 of the Internal Revenue Code. Section 382 generally restricts the use of NOLs after an “ownership change” (generally defined as a greater than 50% change (by value) in the Company’s equity ownership over a three-year period). The Section 382 limitation is applied annually and is equal to the value of Opexa’s stock on the date of the ownership change, multiplied by a designated federal long-term tax-exempt rate. At December 31, 2016, the tax returns open for examination by the Internal Revenue Service are 2013, 2014, 2015 and 2016 (not yet filed).